Exhibit 99.1

CalAmp Reports Fiscal 2020 Third Quarter Financial Results

Third quarter consolidated revenue increases to a record $96.6 million, up 9% year-over-year

Record quarterly SaaS revenue of $33.4 million, up 68% year-over-year

IRVINE, CA, December 19, 2019 -- CalAmp (Nasdaq: CAMP), a global technology solutions pioneer transforming the mobile connected economy, today reported its financial results for the fiscal 2020 third quarter ended November 30, 2019.

“We had another solid quarter with consolidated revenue above the midpoint of guidance and reaching a quarterly record. Software & Subscription Services revenue also set a new record, representing 35% of total revenue as we continue to track towards our longer-term target of 40%,” said Michael Burdiek, president and chief executive officer. “Underpinning this growth in our SaaS business was strong performance from our recent acquisitions, and in particular, Synovia Solutions. Additionally, despite recent tariff headwinds, we saw increasing orders from certain key enterprise customers, including strong sequential growth at our largest OEM customer. CalAmp’s transformation to a global SaaS solutions provider continues to advance as evidenced by our performance this quarter and year-to-date.”

Third Quarter Fiscal 2020 Financial Overview

•	Consolidated revenue was a record $96.6 million, up 9% year-over-year and 4% sequentially due to an increase in Software & Subscription Services revenue.
•

Software & Subscriptions Services revenue increased 68% year-over-year to a record $33.4 million, or 35% of consolidated revenue, driven by the recent acquisitions combined with strong growth from LoJack® Italy and Supply Chain Integrity (SCI) services.

•	Telematics Systems revenue was $63.2 million, up 2% sequentially, and included a 39% sequential increase in Network & OEM products revenue.
•

Gross margin was 38% including the impact of unfavorable product mix coupled with incremental charges for excess and obsolete inventory and manufacturing variances related to the closure of the U.S. manufacturing facility.

•

GAAP net loss was $7.4 million, or $0.22 per share, which includes a $2.4 million pre-tax charge for the early retirement of debt and purchase accounting adjustments related to the recent acquisitions.

•	Adjusted basis non-GAAP net income was $5.0 million, or $0.15 per diluted share.
•	Operating cash flow was $3.7 million, with adjusted EBITDA of $10.9 million and adjusted EBITDA margin of 11%.
•	Repurchased $94.9 million in aggregate principal amount of the 1.625% Convertible Senior Notes due in May 2020, plus accrued interest of $0.7 million.

Business and Recent Highlights

•

LoJack México established a strategic alliance with Hertz, locally represented by AVASA, one of the largest rental car franchises in México. AVASA-Hertz will deploy LoJack México’s stolen vehicle location assist and connected car telematics across select fleets at more than 170 offices throughout México, with the goal to complete installations by year-end 2020.

•

LoJack México established a strategic alliance with the Volkswagen Group's truck and bus manufacturing division, MAN Truck & Bus México, to deliver advanced telematics and surveillance video services on truck and bus vehicles sold in México.

CalAmp Reports Fiscal Year 2020 Third Quarter Financial Results

•

Announced the CalAmp iOn™ Suite of Telematics Services, the first and only suite of telematics services with integrated CrashBoxx™ crash response, driver behavior scoring and iOn Tag asset management. iOn Suite is an all-inclusive SaaS subscription service available through a simple web-based fleet and asset management application.

•	Partnered with Pallet Alliance to incorporate CalAmp’s iOnTM Tags, gateways and CalAmp’s Telematics Cloud (CTC) with wooden pallets to track shipments and assets that travel across sea, land and air.
•

TRACKER U.K. partnered with London-based Auto Capital to provide commercial van fleet operator customers with automated intelligence using SmartDealerTM lot management and SmartDrive™ connected vehicle applications.

•	TRACKER U.K. also partnered with NG Bailey to deploy SmartFleetTM across its fleet of 240 service vehicles to improve driver behavior and fleet/fuel efficiencies.

Summary Financial Information:
(In thousands except per share amounts)
	Three Months Ended
	November 30,
Description	2019	2018
Revenues:
Telematics Systems	$63,192	$68,552
Software & Subscription Services	33,405	19,943
	$96,597	$88,495
Gross margin	38%	41%

Net loss	$(7,415)	$(522)
Net loss per diluted share	$(0.22)	$(0.02)
Non-GAAP measures:
Adjusted basis net income	$4,998	$8,905
Adjusted basis net income per diluted share	$0.15	$0.25
Adjusted EBITDA	$10,905	$11,423
Adjusted EBITDA margin	11%	13%

	November 30,	February 28,
Description	2019	2019
Cash and marketable securities	$103,560	$274,012
Working capital	123,422	319,905
Deferred revenue	63,985	51,370
Total debt (carrying value)	209,333	275,905

Fourth Quarter Fiscal 2020 Business Outlook

(In thousands except per share amounts)
	Range
Description	Low	High

GAAP financial information:
Revenues	$95,000	$100,000
Net loss per diluted share	$(0.19)	$(0.13)

Non-GAAP financial information:
Adjusted EBITDA	$8,500	$13,500
Adjusted basis net income per diluted share	$0.10	$0.16

CalAmp Reports Fiscal Year 2020 Third Quarter Financial Results

Conference Call and Webcast

CalAmp is hosting a conference call for analysts and investors to discuss its third quarter fiscal 2020 results and outlook for the fourth quarter of fiscal 2020 at 1:30 p.m. Pacific Time today.  Participants can listen in via webcast by visiting the Investor Relations section of the website at www.calamp.com. Please go to the website at least 15 minutes early to register, download and install any necessary audio software. A replay of the webcast will be available for 90 days after the call.  The conference call can also be accessed by dialing 833-868-3300 (+1-918-398-8110 for international callers) and using the Conference ID #8267918. Following the call, an audio replay will also be available by calling 855-859-2056 or +1-404-537-3406 and entering the Conference ID#8267918. The audio replay will be available through December 26, 2019.

About CalAmp

CalAmp (Nasdaq: CAMP) is a global technology solutions pioneer transforming the mobile connected economy. We help reinvent business and improve lives around the globe with technology solutions that streamline complex mobile IoT deployments and bring intelligence to the edge. Our software and subscription-based services, scalable cloud platform and intelligent devices collect and assess business-critical data from mobile assets and their contents. We call this The New How, facilitating efficient decision making, optimizing mobile asset utilization and improving road safety.  CalAmp, headquartered in Irvine, California, has been publicly traded since 1983. LoJack® is a brand of CalAmp and a leader in stolen vehicle recovery and innovative automotive services. For more information, visit calamp.com, or LinkedIn, Facebook, Twitter, YouTube or CalAmp Blog.

Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended) concerning CalAmp. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about (i) our plans, objectives and intentions with respect to future operations, services and products, (ii)  our competitive position and opportunities, and (iii) other statements identified by words such as such as “may”, “will”, “expect”, “intend”, “plan”, “potential”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, “predict” “project”, “aim”, “goal”, and similar words, phrases or expressions. These forward-looking statements are based on management’s current expectations and beliefs, as well as assumptions made by, and information currently available to, management, current market trends and market conditions, and involve risks and uncertainties, many of which are outside of our control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Particular uncertainties that could materially affect future results include any risks associated with global economic conditions and concerns; competitive pressures; pricing declines; rates of growth in our target markets; prolonged disruptions of our contract manufacturers’ facilities or other significant operations; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; cost-containment measures; legislative, trade, tariff, and regulatory actions; integration, unexpected charges or expenses in connection with our recent acquisitions; the impact of legal proceedings and compliance risks; implementation of our new ERP system; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product and warranty and indemnification claims; our ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which our products are designed; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature. Our filings with the U.S. Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations, and financial condition.  We undertake no intent or obligation to

CalAmp Reports Fiscal Year 2020 Third Quarter Financial Results

publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

“GAAP” refers to financial information presented in accordance with U.S. Generally Accepted Accounting Principles. This announcement includes non-GAAP financial measures, as defined in Regulation G promulgated by the SEC. We believe that our presentation of non-GAAP financial measures provides useful supplementary information to investors. These non-GAAP financial measures are provided in addition to, and not as a substitute for measures of financial performance prepared in accordance with GAAP.

In this announcement, we report the non-GAAP financial measures of Adjusted basis net income, Adjusted basis net income per diluted share, Adjusted EBITDA (Earnings Before Investment Income, Interest Expense, Taxes, Depreciation, Amortization, stock-based compensation, acquisition and integration expenses, non-cash costs and expenses arising from purchase accounting adjustments, litigation provisions, gain from legal settlement and certain other adjustments as detailed in the accompanying non-GAAP reconciliation), and Adjusted EBITDA margin. Adjusted basis net income excludes the impact of intangible assets amortization expense, stock-based compensation, non-cash interest expense, acquisition and integration expenses, non-cash costs and expenses arising from purchase accounting adjustments, litigation provisions, gain on legal settlement, income tax provision adjustments and certain other adjustments as shown in the non-GAAP reconciliation provided in the table at the end of this announcement.  We use these non-GAAP financial measures to provide investors with additional information about our financial performance and future prospects of our core business activities. Internally, these non-GAAP measures are significant measures used by management for purposes of evaluating our core operating performance, establishing internal budgets, calculating return on investment for development programs and growth initiatives, comparing performance with internal forecasts and targeted business models, strategic planning, evaluating and valuing potential acquisition candidates and how their operations compare to our operations, and benchmarking performance externally against our competitors. We believe this non-GAAP financial information provides additional insight into our ongoing performance and have therefore chosen to provide this information to investors to help them evaluate our results of ongoing operations and enable additional period-to-period comparisons. The presentation of these and other similar items in our non-GAAP financial results should not be interpreted as implying that these items are non-recurring, infrequent, or unusual. We have not included a quantitative reconciliation of our quarterly financial guidance for Adjusted EBITDA and Adjusted basis net income per diluted share to revenues and net loss per share, respectively, as the GAAP measures that we exclude from our non-GAAP financial information are difficult to reliably provide at this time without unreasonable effort.

CalAmp and LoJack and the related logos are among the trademarks of CalAmp Corp. and/or its affiliates in the United States, certain other countries, and/or the European Union. Any other trademarks or trade names mentioned are the property of their respective owners.

AT CALAMP:	AT SHELTON GROUP:
Kurtis Binder	Leanne K. Sievers
EVP & CFO	(949) 224.3874
ir@calamp.com	sheltonir@sheltongroup.com

CalAmp Reports Fiscal Year 2020 Third Quarter Financial Results

CALAMP CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	November 30,		November 30,
	2019	2018	2019	2018

Revenues	$96,597	$88,495	$278,903	$279,420
Cost of revenues	59,713	52,114	168,938	165,127
Gross profit	36,884	36,381	109,965	114,293
Operating expenses:
Research and development	7,742	7,177	22,552	21,377
Selling and marketing	14,683	12,746	45,198	37,766
General and administrative	14,283	11,719	44,660	37,146
Restructuring	848	1,247	3,120	5,196
Intangible asset amortization	3,325	2,893	9,683	8,534
	40,881	35,782	125,213	110,019
Operating (loss) income	(3,997)	599	(15,248)	4,274
Non-operating income (expense):
Investment income	1,108	1,398	4,445	3,258
Interest expense	(4,987)	(5,134)	(15,998)	(11,566)
Gain on legal settlement	-	2,500	-	15,833
Loss on extinguishment of debt	(2,408)	-	(2,408)	(2,033)
Other income (expense)	232	(218)	26	(721)
	(6,055)	(1,454)	(13,935)	4,771
Income (loss) before income taxes and impairment loss and equity in net loss of affiliate	(10,052)	(855)	(29,183)	9,045
Income tax benefit (provision)	2,637	778	6,236	(496)
Income (loss) before impairment loss and equity in net loss of affiliate	(7,415)	(77)	(22,947)	8,549
Impairment loss and equity in net loss of affiliate	-	(445)	(530)	(1,414)
Net income (loss)	$(7,415)	$(522)	$(23,477)	$7,135
Earnings (loss) per share:
Basic	$(0.22)	$(0.02)	$(0.70)	$0.20
Diluted	$(0.22)	$(0.02)	$(0.70)	$0.20

Shares used in computing earnings
(loss) per share:
Basic	33,822	34,561	33,589	34,950
Diluted	33,822	34,561	33,589	35,769

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CalAmp Reports Fiscal Year 2020 Third Quarter Financial Results

CALAMP CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)
(Unaudited)
	November 30,	February 28,
	2019	2019
Assets

Current assets:
Cash and cash equivalents	$101,634	$256,500
Short-term marketable securities	1,926	17,512
Accounts receivable, net	83,462	78,079
Inventories	44,035	32,033
Prepaid expenses and other current assets	22,196	19,373
Total current assets	253,253	403,497

Property and equipment, net	57,127	27,023
Operating lease right-of-use assets	24,108	-
Deferred income tax assets	30,372	22,626
Goodwill	105,584	80,805
Other intangible assets, net	66,501	47,165
Other assets	25,466	22,510

	$562,411	$603,626

Liabilities and Stockholders' Equity

Current liabilities:
Current portion of long-term debt	$32,955	$-
Accounts payable	36,993	39,898
Accrued payroll and employee benefits	9,707	8,808
Deferred revenue	34,939	24,264
Other current liabilities	15,237	10,622
Total current liabilities	129,831	83,592

Long-term debt, net of current portion	176,378	275,905
Operating lease liabilities	27,090	-
Other non-current liabilities	38,459	38,476

Stockholders' equity:
Common stock	342	336
Additional paid-in capital	216,798	208,205
Accumulated deficit	(25,704)	(2,227)
Accumulated other comprehensive loss	(783)	(661)
Total stockholders' equity	190,653	205,653
	$562,411	$603,626

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CalAmp Reports Fiscal Year 2020 Third Quarter Financial Results

CALAMP CORP.
CONDENSED CONSOLIDATED CASH FLOW STATEMENTS
(Amounts in thousands)
(Unaudited)

	Nine Months Ended
	November 30,
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(23,477)	$7,135
Depreciation	14,054	6,602
Intangible asset amortization expense	9,683	8,534
Stock-based compensation expense	9,378	8,088
Amortization of debt issue costs and discount	11,031	7,999
Impairment of operating lease right-of-use (ROU) assets	1,210	-
Noncash operating lease cost	3,440	-
Revenue assigned to factors	(5,016)	-
Loss on extinguishment of debt	2,408	2,033
Tax benefits on vested and exercised equity awards	-	591
Deferred tax assets, net	(5,701)	(716)
Impairment loss and equity in net loss of affiliate	530	1,414
Other	812	691
Changes in operating assets and liabilities	(15,049)	5,722
NET CASH PROVIDED BY OPERATING ACTIVITIES	3,303	48,093

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from maturities and sale of marketable securities	35,129	36,461
Purchases of marketable securities	(19,543)	(43,103)
Capital expenditures	(17,637)	(8,884)
Acquisition, net of cash acquired	(60,634)	-
Advances to affiliate	(530)	(1,519)
Other	901	(103)
NET CASH USED IN INVESTING ACTIVITIES	(62,314)	(17,148)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of 2025 Convertible Notes	-	230,000
Payment of debt issuance costs of 2025 Convertible Notes	-	(7,305)
Purchase of capped call on 2025 Convertible Notes	-	(21,160)
Repurchase of 2020 Convertible Notes	(94,683)	(53,683)
Proceeds on unwind of note hedge and warrants on 2020 Convertible Notes	-	3,122
Taxes paid related to net share settlement of vested equity awards	(1,827)	(3,520)
Proceeds from exercise of stock options and contributions to employee stock purchase plan	1,048	124
Repurchases of common stock	-	(39,000)
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(95,462)	108,578

EFFECT OF EXCHANGE RATE CHANGE ON CASH	(393)	(513)
Net change in cash and cash equivalents	(154,866)	139,010
Cash and cash equivalents at beginning of period	256,500	132,603
Cash and cash equivalents at end of period	$101,634	$271,613

CalAmp Reports Fiscal Year 2020 Third Quarter Financial Results

CALAMP CORP.

RECONCILIATION OF NON-GAAP MEASURES TO GAAP

(Unaudited)

GAAP refers to financial information presented in accordance with U.S. Generally Accepted Accounting Principles. This announcement includes historical non-GAAP financial measures, as defined in Regulation G promulgated by the Securities and Exchange Commission.  We believe that our presentation of historical non-GAAP financial measures provides useful supplementary information to investors.  The presentation of historical non-GAAP financial measures is not meant to be considered in isolation from or as a substitute for results prepared in accordance with GAAP.

In this announcement, we report the non-GAAP financial measures of Adjusted basis net income, Adjusted basis net income per diluted share, Adjusted EBITDA (Earnings Before Investment Income, Interest Expense, Taxes, Depreciation, Amortization and stock-based compensation, gain on legal settlement and other adjustments as identified below), and Adjusted EBITDA margin. We use these non-GAAP financial measures to provide investors with an overall understanding of the financial performance and future prospects of our core business activities. Specifically, we believe that the use of these non-GAAP measures facilitates the comparison of results of core business operations between its current and past periods.

The reconciliation of GAAP basis net income (loss) to Adjusted basis (non-GAAP) net income is as follows (in thousands except per share amounts):

	Three Months Ended		Nine Months Ended
	November 30,		November 30,
	2019	2018	2019	2018
GAAP basis net income (loss)	$(7,415)	$(522)	$(23,477)	$7,135

Intangible assets amortization expense	3,325	2,893	9,683	8,534
Stock-based compensation expense	3,652	2,941	9,378	8,088
Non-cash interest expense	3,435	3,157	11,041	7,224
GAAP basis income tax provision (benefit)	(2,637)	(778)	(6,236)	496
Impairment loss and equity in net loss of affiliate	-	445	530	1,414
Acquisition and integration related expenses	382	-	1,572	-
Loss on extinguishment of debt	2,408	-	2,408	2,033
Gain on legal settlement	-	(2,500)	-	(15,833)
Litigation and non-recurring legal expenses	957	2,116	5,541	5,253
Restructuring	848	1,247	3,120	5,196
Other	343	106	1,263	1,427
Adjusted basis income before income taxes	5,298	9,105	14,823	30,967
Income tax provision (non-GAAP basis) (a)	(300)	(200)	(900)	(600)
Adjusted basis net income	$4,998	$8,905	$13,923	$30,367

Adjusted basis net income per diluted share	$0.15	$0.25	$0.41	$0.85

Weighted average common shares outstanding on diluted basis	34,047	35,153	33,859	35,769

(a) The non-GAAP income tax provision represents cash taxes paid or payable for the period after giving effect to the utilization of net operating losses and tax credit carryforwards.

CalAmp Reports Fiscal Year 2020 Third Quarter Financial Results

The reconciliation of GAAP-basis net income (loss) to Adjusted EBITDA and the calculation of Adjusted EBITDA margin are as follows (dollars in thousands):

	Three Months Ended		Nine Months Ended
	November 30,		November 30,
	2019	2018	2019	2018

GAAP basis net income (loss)	$(7,415)	$(522)	$(23,477)	$7,135

Investment income	(1,108)	(1,398)	(4,445)	(3,258)
Interest expense	4,987	5,134	15,998	11,566
Income tax provision (benefit)	(2,637)	(778)	(6,236)	496
Depreciation and amortization	8,343	5,154	23,737	15,136
Stock-based compensation	3,652	2,941	9,378	8,088
Impairment loss and equity in net loss of affiliate	-	445	530	1,414
Loss on extinguishment of debt	2,408	-	2,408	2,033
Acquisition and integration related expenses	382	-	1,572	-
Litigation and non-recurring legal expenses	957	2,116	5,541	5,253
Gain on legal settlement	-	(2,500)	-	(15,833)
Restructuring	848	1,247	3,120	5,196
Other	488	(416)	995	63
Adjusted EBITDA	$10,905	$11,423	$29,121	$37,289

Revenue	$96,597	$88,495	$278,903	$279,420

Adjusted EBITDA margin	11%	13%	10%	13%